SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)          November 13, 2003

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1201 Third Avenue Seattle, Washington 98101
(Address of principal executive offices and zip code)

(206) 461-2000
Registrant's telephone number, including area code

Item 9.  Regulation FD Disclosure

       On November 13, 2003, Washington Mutual, Inc. issued a press release, attached as Exhibit 99.1 to this Form 8-K, announcing that its Form 10-Q for the period ended September 30, 2003 contained the correction of an error in its previous accounting for certain components of bank owned life insurance.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003	WASHINGTON MUTUAL, INC.
By: /s/ Fay L. Chapman
Fay L. Chapman Senior Executive Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 13, 2003